FEDERAL HOME LOAN BANK ADVANCES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Balance
2013		$ 5,000
2014	5,000	5,000
2015	7,000	7,000
2016	5,000	5,000
Total	17,000	22,000
Rate
2013 (as a percent)		2.45%
2014 (as a percent)	1.90%	1.90%
2015 (as a percent)	2.24%	2.24%
2016 (as a percent)	2.55%	2.55%
Total (as a percent)	2.23%	2.28%
Advances collateralized by first mortgage loans under a blanket lien arrangement	68,469	66,012
Additional borrowings	$ 51,469